CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	3 Months Ended
	Jan. 31, 2012	Jan. 31, 2011
Operating activities
Net income (loss) for period	$ (28,344)	$ (2,941)
Item not requiring an outlay of cash:
Depreciation	534	543
Changes in non-cash working capital:
Accounts payable	7,451	(2,196)
Sales tax payable	247	(234)
Income tax payable	437
Inventory	(10,506)
Due to (from) shareholder	(3,468)	(18,077)
Net cash provided by (used in) operating activities	(33,649)	(22,905)
Net cash increase for period	(33,649)	(22,905)
Cash and cash equivalents, beginning of the period	98,546	40,671
Foreign exchange translation	(1,531)	371
Cash and cash equivalents, end of the period	$ 63,366	$ 18,137